T. Rowe Price Funds

Supplement to the following prospectuses, each as dated below (as supplemented)

March 1, 2020

T. Rowe Price Multi-Strategy Total Return Fund

May 1, 2020

T. Rowe Price Balanced Fund

T. Rowe Price Dynamic Credit Fund

October 1, 2019

T. Rowe Price Corporate Income Fund

T. Rowe Price Credit Opportunities Fund

T. Rowe Price Global Multi-Sector Bond Fund

T. Rowe Price GNMA Fund

T. Rowe Price Inflation Protected Bond Fund

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Short Term Bond Fund

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price Total Return Fund

T. Rowe Price Ultra Short-Term Bond Fund

The following paragraph is added as the second paragraph under the sub-heading “Asset Backed Securities” under the “Investment Policies and Practices” section of Section 2 of the prospectus:

The fund will gain exposure through a pooled vehicle to asset-backed securities, commercial mortgage-backed securities and collateral loan obligations that are pledged as collateral for nonrecourse loans under the Term Asset-Backed Securities Loan Facility (TALF), a joint program of the Federal Reserve and the U.S. Treasury. TALF loans are considered nonrecourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other fund assets if the fund does not repay the principal and interest on the loans.

The date of this supplement is July 6, 2020.

G17-041 7/6/20